UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 21, 2005

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                          0-21174                04-2977748
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA 01876
               (Address of Principal Executive Offices) (zip code)


       Registrant's telephone number, including area code: (978) 640-6789


               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ /  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

/ /  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition

        On July 21, 2005, Avid Technology, Inc. announced its financial results for the quarter ended June 30, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Item 9.01  Financial Statements and Exhibits

      (c)    Exhibits

             The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

             99.1   Press Release issued by the Registrant on July 21, 2005.




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


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2005                         AVID TECHNOLOGY, INC.
                                            (Registrant)


                                            By:  /s/  Paul Milbury
                                                 -------------------
                                                 Paul Milbury
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)



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                                  EXHIBIT INDEX


Exhibit                             Description

   99.1      Press release issued by the Registrant dated July 21, 2005.



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